VOYAGEUR MUTUAL FUNDS III

Delaware Tax-Efficient Equity Fund
(the "Fund")

Supplement to the Statement of Additional Information
dated June 29, 2000

The following paragraph is added after the fifth full paragraph on page 32 under "Purchasing Shares", and before the "Written Redemption" heading on page 54 under "Redemption and Exchange":

Shareholders of Delaware Tax-Efficient Equity Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because a shareholder meeting is scheduled to consider the Fund's merger into Delaware Devon Fund. If the merger is not approved by the Fund's shareholders, management reserves the right to reinstate the CDSC.

This Supplement is dated May 2, 2001.